UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 27, 2015

Kennametal Inc.

(Exact Name of Registrant as Specified in Its Charter)

Pennsylvania	1-5318	25-0900168
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

World Headquarters
1600 Technology Way
P.O. Box 231
Latrobe, Pennsylvania	15650-0231
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (724) 539-5000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Amendment of Stock and Incentive Plan and Executive Retirement Plan

On January 27, 2015, the Compensation Committee of the Board of Directors of Kennametal Inc. (the “Corporation”) approved an amendment to the existing Kennametal Inc. Stock and Incentive Plan of 2010 (as Amended and Restated October 22, 2013) (the “Stock and Incentive Plan”) as well as an amendment to the Executive Retirement Plan (as amended December 30, 2008) (the “ERP”). Each of the amendments were to (i) modify the definition of “Change in Control”, and (ii) eliminate single-trigger vesting of awards under the Stock and Incentive Plan or accrued benefits under the ERP. The amendments would be for prospective awards under the Stock and Incentive Plan and for executive officers elected subsequent to the approval of the amendment to the ERP. Each Form of Equity Agreement to be issued under the Stock and Incentive Plan has also been modified to be consistent with the amendment.

The foregoing description of the material terms of the amendments to the Stock and Incentive Plan and the ERP are qualified in their entirety by reference to the complete copy of the amendments and the forms of agreement, which are filed herewith.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

10.1	Amendment No. 1 to the Kennametal Inc. Stock and Incentive Plan of 2010 (As Amended and Restated October 22, 2013)

10.2	Amendment No. 1 the Kennametal Inc. 2006 Executive Retirement Plan (as amended December 30, 2008)

10.3	Form of Kennametal Inc. Performance Unit Award (granted under Amendment No. 1 to the Kennametal Inc. Stock and Incentive Plan of 2010 (As Amended and Restated October 22, 2013))

10.4	Form of Kennametal Inc. Restricted Unit Award (granted under Amendment No. 1 to the Kennametal Inc. Stock and Incentive Plan of 2010 (As Amended and Restated October 22, 2013))

10.5	Form of Kennametal Inc. Restricted Unit Award for Non-Employee Directors (granted under Amendment No. 1 to the Kennametal Inc. Stock and Incentive Plan of 2010 (As Amended and Restated October 22, 2013))

10.6	Form of Kennametal Inc. Restricted Unit Award – Alternate Form (granted under Amendment No. 1 to the Kennametal Inc. Stock and Incentive Plan of 2010 (As Amended and Restated October 22, 2013))

10.7	Form of Kennametal Inc. Restricted Unit Award – CEO (granted under Amendment No. 1 to the Kennametal Inc. Stock and Incentive Plan of 2010 (As Amended and Restated October 22, 2013))

10.8	Form of Kennametal Inc. Nonstatutory Stock Option Award (granted under Amendment No. 1 to the Kennametal Inc. Stock and Incentive Plan of 2010 (As Amended and Restated October 22, 2013))

10.9	Form of Kennametal Inc. Nonstatutory Stock Option Award for Non-Employee Directors (granted under Amendment No. 1 to the Kennametal Inc. Stock and Incentive Plan of 2010 (As Amended and Restated October 22, 2013))

10.10	Form of Kennametal Inc. Nonstatutory Stock Option Award – Alternate Form (granted under Amendment No. 1 to the Kennametal Inc. Stock and Incentive Plan of 2010 (As Amended and Restated October 22, 2013))

10.11	Form of Kennametal Inc. Nonstatutory Stock Option Award – CEO (granted under Amendment No. 1 to the Kennametal Inc. Stock and Incentive Plan of 2010 (As Amended and Restated October 22, 2013))

10.12	Form of Kennametal Inc. Cash Settled Share-Based Award for China-based Employees (granted under Amendment No. 1 to the Kennametal Inc. Stock and Incentive Plan of 2010 (As Amended and Restated October 22, 2013))

10.13	Form of Kennametal Inc. Stock Appreciation Right Award for China-based Employees (granted under Amendment No. 1 to the Kennametal Inc. Stock and Incentive Plan of 2010 (As Amended and Restated October 22, 2013))

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KENNAMETAL INC.

Date: February 2, 2015	By:	/s/ Kevin G. Nowe
Kevin G. Nowe
Vice President, Secretary and General Counsel